UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): 5/29/2009

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 SOUTH MARKET STREET

PETERSBURG, VIRGINIA 23803

(Address of principal executive offices, including zip code)

(804) 861-0681

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 29, 2009, Star Scientific, Inc. (the “Company”) filed a complaint against R. J. Reynolds Tobacco Company (“RJR”) in the United States District Court for the District of Maryland (“District Court”) that alleges infringement of two patents (Patent Nos. 6,202,649 and 6,425,401) for curing tobacco so as to substantially prevent the formation of tobacco specific nitrosamines (“TSNAs”), a principal carcinogen in tobacco and tobacco smoke. The new complaint is a follow-on action to Star Scientific v. R.J. Reynolds Tobacco Company, et al, Nos. MJG-01-CV-1504 and MJG-02-CV-2504 (D. Md.) that seeks damages for the period 2001 and 2002 and that is currently being tried to a jury in the District Court. The new complaint addresses the continuing violation by RJR of the patents to which the Company is the exclusive licensee during the period beginning in 2003 and continuing until the present date. The new complaint in Counts I and II allege direct infringement and inducement to infringe the Company’s patents under 35 U.S.C. §§ 271(g) and 271(b). As relief, the Company is seeking damages in a sufficient amount to compensate it for the continuing infringement of both the ‘649 and ‘401 patents, injunctive relief, a finding of willfulness, prejudgment interest and an award of attorneys’ fees under 28 U.S.C. § 285. The foregoing description of the new complaint is a summary and is qualified in its entirety by the complaint filed as Exhibit 99.1 to this Current Report, which is incorporated by reference herein.

Forward-Looking Statements

The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with the Company’s business described in its filings with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Complaint filed with the District Court on May 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: May 29, 2009	BY:	/s/ Paul L. Perito
Paul L. Perito Chairman of the Board, President and Chief Operating Officer

3